UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 8, 2010
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2441 West Horizon Ridge Parkway, Suite 100
Henderson, NV		89052
(Address of principal executive offices)		(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES.

Ireland Inc. (the “Company”) has issued an aggregate of 11,035,000 Units at a price of $0.45 per Unit in separate private placement offerings made to accredited and foreign investors for total proceeds of $4,965,750. Each Unit offered is comprised of one share of the Company’s common stock and one-half of one share purchase warrant. Each full share purchase warrant entitles the holder to purchase an additional share of the Company’s common stock at an exercise price of $0.75 US per share, expiring June 30, 2013. The Company may accelerate the expiration date for the warrants after June 30, 2010 if the volume weighted average price (“VWAP”) for the shares on the Company’s principal market exceeds $4.50 per share for twenty consecutive trading days, and the average daily trading volume for the Company’s common stock on its principal market during those twenty trading days is not less than 0.2% of the Company’s free float.

The Company intends to spend approximately $1,800,000 of the proceeds on drilling and exploring its Red Mountain Project, approximately $1,800,000 on drilling and exploring its Columbus Project and the remaining balance as general working capital.

U.S. Offering

The Company issued an aggregate of 10,835,000 Units to US accredited investors (the “US Offering”) for total proceeds of $4,875,750 as follows:

(a)	Subscriptions for 9,235,000 Units were accepted, and the Units issued, on January 8, 2010 for total proceeds of $4,155,750; and

(b)	Subscriptions for an additional 1,600,000 Units were accepted, and the Units issued on, January 13, 2010 for total proceeds of $720,000.

This represents an over-allotment of 835,000 Units from the total number of Units available for the US Offering as originally approved by the Company’s directors on December 18, 2009. To account for the over-allotment, the Company’s directors increased the number of Units available under the US Offering.

The Units were issued pursuant to the provisions of Rule 506 of Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”). Each of the subscribers under the US Offering represented that they were accredited investors as defined under Regulation D of the Securities Act.

The US Offering has now been closed.

Issuance of 200,000 Units to Foreign Person

On January 13, 2010, the Company also issued 200,000 Units at a price of $0.45 per Unit for total proceeds of $90,000 to a foreign investor pursuant to the provisions of Regulation S of the Securities Act (the “Foreign Offering.). The foreign investor represented that he is not a US person (as defined in Regulation S of the Securities Act) and that he was not acquiring the units for the account or benefit of a US person. The Foreign Offering is now closed.

The Company has agreed to pay at total of $6,300 and issue a total of 6,000 share purchase warrants as a finders fee for the Foreign Offering.

Attached as Exhibit 99.1 to this report is a news release issued by the Company on January 14, 2010 with respect to the US Offering and Foreign Offering.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

Exhibit Number	Description of Exhibit
99.1	News Release dated January 14, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: January 14, 2010
	By:	/s/ Douglas D.G. Birnie

		Name:	Douglas D.G. Birnie
		Title:	CEO and President